UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 09/08/2010

The Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road
Wilmington, DE 19809
(Address of principal executive offices, including zip code)

302-385-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 8, 2010, The Bancorp, Inc. (“Bancorp”) repurchased all of the 980,203 outstanding warrants issued to the United States Treasury Department in connection with the Troubled Asset Relief Program (“TARP”).  The $4.7 million payment by Bancorp to the Treasury, reflecting a charge to equity, eliminates all remaining potential dilution from such warrants.  Each warrant was convertible into one common share of Bancorp at a conversion price of $3.46. Bancorp has now repaid all TARP-related obligations and repurchased all related warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bancorp, Inc.

Date: September 8, 2010	By:	/s/ Paul Frenkiel
Paul Frenkiel
Chief Financial Officer and Secretary